UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2023
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 6, 2023, Mark Hazeltine resigned from his position as the Company’s Chief Business Officer. Mr. Hazeltine is entitled to severance under the Company’s Amended and Restated Executive Change in Control and Severance Plan (the “Severance Plan”), a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.
Effective December 6, 2023, in connection with Mr. Hazeltine’s resignation, the Company and Mr. Hazeltine entered into a consulting agreement (the “Consulting Agreement”) and a severance agreement (the “Severance Agreement”). Pursuant to the Consulting Agreement, among other things, (i) each of Mr. Hazeltine’s unvested stock options and restricted stock awards will remain unvested and continue to be eligible to vest during the term of the Consulting Agreement, and (ii) for the period commencing on December 6, 2023 and ending on March 31, 2024, Mr. Hazeltine will provide consulting services to the Company at an hourly rate of $243.00. The Severance Agreement provides, among other things, that Mr. Hazeltine will be entitled to receive, in accordance with the Severance Plan, the following cash payments: (i) $202,441.56, which is equivalent to six months of his current annual base salary and (ii) $182,197.40, which is equivalent to 100% of his cash performance bonus for 2023. The foregoing description is qualified in its entirety by the Consulting Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement, dated as of December 6, 2023, by and between the Company and Mark Hazeltine.
104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: December 11, 2023	By:	/s/ Kamal Adawi
Name: Kamal Adawi
Title: Chief Financial Officer